SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                               January 31, 1996
                   ----------------------------------------
               Date of Report (Date of Earliest Event Reported)

                          INTERNATIONAL PAPER COMPANY
                       ---------------------------------
            (Exact name of Registrant as specified in its charter)

New York                        1-3157                       13-0872805
--------------                  -----------                  --------------
(State of                       (Commission                  (IRS Employer
Incorporation)                  File)                        Identification
                                                             Number)

                  Two Manhattanville Road, Purchase, NY 10577
                  -------------------------------------------
                   (Address of Principal executive offices)

                                 914-397-1500
                                 ------------
                                (Telephone No.)

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        N/A

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        N/A

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        N/A

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        N/A

ITEM 5. OTHER EVENTS

        The Registrant announced preliminary and unaudited 1995 full year earnings of $1.2 billion or $4.50 a share versus 1994 full year earnings of $357 million or $1.43 a share. The 1995 fourth-quarter preliminary and unaudited earnings, after a charge before taxes for expenses, were $263 million or $1.01 per share versus 1994 fourth-quarter preliminary and unaudited earnings of $154 million or $.61 a share.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

        N/A

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements:

        N/A

        (b) Pro Forma Financial Information:

        N/A

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        (c) Exhibits:

        (99) Press release, dated January 9, 1996, announcing preliminary and unaudited earnings for the 1995 fourth-quarter and full year.

ITEM 8. CHANGES IN FISCAL YEAR

        N/A



                                  Signatures
                                  ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            INTERNATIONAL PAPER COMPANY
                                            (Registrant)

Date: January 31, 1996                      /s/ SYVERT E. NERHEIM
      Purchase, NY                          ----------------------------
                                            Syvert E. Nerheim
                                            Assistant Secretary

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